SHENANDOAH TELECOMMUNICATIONS COMPANY Incentive Stock Option Agreement No. of shares subject to option: [ ] THIS AGREEMENT dated as of the [ ] day of [ ], [ ], b e t w e e n [ ] ("Participant"), and Shenandoah Telecommunications Company, a Virginia corporation (the "Company"), is made pursuant and subject to the provisions of the Company's 2014 Stock Incentive Plan (the "Plan"), a copy of which has been made available to the Participant. All terms used herein that are defined in the Plan have the same meaning given them in the Plan. 1. Grant of Option. Pursuant to the Plan, the Company, on [ ], [ ] (the "Date of Grant"), granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and Option to purchase from the Company all or any part of an aggregate of [ ] shares of Common Stock at the option price of [$ ]per share (the "Option Exercise Price"), being not less than the Fair Market Value per share of the Common Stock on the Date of Grant. This Option is intended, to the maximum extent possible, to be an "incentive stock option" under Section 422 of the Code. This Option will be exercisable as hereinafter provided. 2. TERMS and CONDITIONS. This Option is subject to the following terms and conditions: (a) Expiration Date. This Option shall expire at 11:59 p.m. on [ ], [ ], (the "Expiration Date"). (b) Exercise of Option. Except as provided in paragraphs 3, 4, 5 and 6, this Option shall be exercisable with respect to one-fifth of the shares of Common Stock subject to this Option on each of the third, fourth, fifth, sixth and seventh anniversaries of the Date of Grant. Once this Option has become exercisable in accordance with the preceding sentence it shall continue to be exercisable until the earlier of the termination of the Participant's rights hereunder pursuant to paragraph 4 or 5, or until the Expiration Date. A partial exercise of this Option shall not affect the Participant's right to exercise this Option with respect to the remaining shares, subject to the conditions of the plan and this Agreement. (c) Method of Exercise and Payment for Shares. This Option shall be exercised by written notice delivered to the attention of the Company's Secretary at the Company's principal office in Edinburg, Virginia. The exercise date shall be (i) in the case of notice by mail, the date of postmark, or (ii) if delivered in person, the date of delivery. Such notice shall be accompanied by payment of the option price in full, in cash or cash equivalent acceptable to the Administrator, by the surrender of shares of Common Stock with an aggregate Fair Market Value (determined as of the day preceding the exercise date) which, together with any cash or cash equivalent paid by Participant, is not less than the

Incentive Stock Option Award [ ] Page 2 option price of the number of shares of Common Stock for which the Option is being exercised or by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of the Option with an aggregate Fair Market Value (determined as of the day preceding the exercise date) equal to the option price or portion thereof to be satisfied pursuant to this clause. (d) Nontransferability. This Option is nontransferable, except by will or by the laws of descent and distribution as hereinafter provided for in paragraph 4. During Participant's lifetime, this Option may be exercised only by Participant. 3. Cancellation, Adjustment or Forfeiture of Award. This Option and any Shares issued with respect to this Option (and any additional shares issued on account of a stock split, stock dividend, etc.) are subject to cancellation, adjustment or forfeiture in accordance with the Executive Compensation Recovery Policy as such policy may be in effect from time to time. 4. Cancellation Upon Termination of Employment Other Than by Retirement. Any Options not vested in accordance with the provisions of Sections 1 and 2 above will be immediately cancelled at the time the Participant ceases to be employed by the Company or one of its Affiliates, unless if such termination of employment is a result of death or Disability (defined in accordance with the Company's then current long term disability program). If termination of employment is due to death or Disability prior to Retirement, all remaining unvested Options awarded above will be prorated as of the date of death or Disability and those prorated Options may then be exercised by the Participant or Participant's estate during the remainder of the period preceding the Expiration Date. Proration will be calculated on the unvested Options remaining for each vesting period by multiplying the number of unvested Options by a fraction, the numerator of which is the number of days of employment between the date of grant and the date of death or Disability and the denominator of which is the number of days between the date of grant and the scheduled date of vesting. 5. Exercise After Retirement. This Option shall be exercisable for all or part of the number of shares that the Participant was entitled to purchase pursuant to paragraph 2, reduced by the number of shares for which the Option was exercised, in the event of the Participant's Retirement prior to the Expiration Date. In that event the Participant may exercise this Option during the remainder of the period preceding the Expiration Date. For purposes of this Agreement, the term "Retirement" means the voluntary termination of employment on or after the date upon which the employee

Incentive Stock Option Award [ ] Page 3 reaches age 65 and completes ten years of employment as an employee of the Company exclusive of any prior service credited for other benefit purposes. 6. Minimum Exercise. This Option may not be exercised for less than five shares of Common Stock unless it is exercised for the full number of shares for which the Option may be exercised. 7. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle Participant to a fractional share such fraction shall be disregarded. 8. Cancellation, Adjustment or Forfeiture of Grant. This Option, and any shares issued upon exercise of this Option (and such shares issued with respect to such shares on account of a stock split, stock dividend, etc.), is subject to cancellation, adjustment or forfeiture in accordance with the Company's Executive Compensation Recovery Policy, as such policy may be in effect from time to time. 9. No Right to Continued Employment. This Option does not confer upon Participant any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his or her employment at any time. 10. Change in Capital Structure. The terms of this Option shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization. 11. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia. 12. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof. 13. Participant Bound by Plan. Participant hereby acknowledges that a copy of the Plan has been made available to Participant and agrees to be bound by all the terms and provisions thereof. 14. Binding Effect; Survival. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Participant and the successors of the Company. The provisions of this Agreement (including without limitation, the

Incentive Stock Option Award [ ] Page 4 provisions of paragraph 8) shall survive the Expiration Date and the exercise of the Option without limitation. 15. Notification Upon Sale. Participant shall give written notice to the company's Secretary at the Company's principal office in Edinburg, Virginia if the Participant sells or otherwise disposes of any shares acquired under this Option before the expiration of the two-year period beginning on the Date of Grant or the one-year period beginning on the date that the Participant exercised this Option with respect to such shares. IN WITNESS WHEREOF, the company has caused this Agreement to be signed by a duly authorized officer, and Participant has affixed his or her signature hereto. SHENANDOAH TELECOMMUNICATIONS COMPANY By [Name and Title of Officer] [Name of Participant]